Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies

NOTE 2 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation.  The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company’s investments in unconsolidated affiliates which are 50% or less owned are accounted for under the equity method.  The Company does not have significant variable interests in variable interest entities. All intercompany balances and transactions have been eliminated in consolidation.

Management’s use of estimates.  The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  These principles require the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value measurements.  Fair value measurements affect the Company’s accounting and impairment assessments of its long-lived assets, investments in unconsolidated affiliates, cost method investments, assets acquired and liabilities assumed in an acquisition, and goodwill and other intangible assets. Fair value measurements also affect the Company’s accounting for certain of its financial assets and liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and is measured according to a hierarchy that includes: Level 1 inputs, such as quoted prices in an active market; Level 2 inputs, which are observable inputs for similar assets; or Level 3 inputs, which are unobservable inputs.

•	The Company uses Level 1 inputs for its long-term debt fair value disclosures. See Note 9;
•	The Company used Level 3 inputs when assessing the fair value of its investment in Grand Victoria. See Note 6; and
•	The Company used Level 2 and Level 3 inputs when measuring the impairment of goodwill related to the MGM China reporting unit, See Note 7.

Cash and cash equivalents.  Cash and cash equivalents include investments and interest bearing instruments with maturities of 90 days or less at the date of acquisition.  Such investments are carried at cost, which approximates market value.  Book overdraft balances resulting from the Company’s cash management program are recorded as accounts payable, construction payable, or other accrued liabilities, as applicable.

Cash deposits – original maturities longer than 90 days. At December 31, 2014, the Company had $570 million in certificates of deposit with original maturities longer than 90 days. Scheduled maturities were at or prior to March 31, 2015. The fair value of the certificates of deposit equaled their carrying value.

Accounts receivable and credit risk.  Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of casino accounts receivable.  The Company issues credit to approved casino customers and gaming promoters following background checks and investigations of creditworthiness.  At December 31, 2015, 63% of the Company’s casino receivables were due from customers residing in foreign countries.  Business or economic conditions or other significant events in these countries could affect the collectability of such receivables.

Accounts receivable are typically non-interest bearing and are initially recorded at cost.  Accounts are written off when management deems the account to be uncollectible.  Recoveries of accounts previously written off are recorded when received.  An estimated allowance for doubtful accounts is maintained to reduce the Company’s receivables to their net carrying amount, which approximates fair value.  The allowance is estimated based on both a specific review of customer accounts as well as historical collection experience and current economic and business conditions. Management believes that as of December 31, 2015, no significant concentrations of credit risk existed for which an allowance had not already been recorded.

Inventories.  Inventories consist primarily of food and beverage, retail merchandise and operating supplies, and are stated at the lower of cost or market.  Cost is determined primarily using the average cost method for food and beverage and operating supplies.  Cost for retail merchandise is determined using the cost method.

Property and equipment.  Property and equipment are stated at cost.  A significant amount of the Company’s property and equipment was acquired through business combinations and therefore recognized at fair value at the acquisition date.  Gains or losses on dispositions of property and equipment are included in the determination of income or loss.  Maintenance costs are expensed as incurred.  As of December 31, 2015 and 2014, the Company had accrued $17 million and $14 million for property and equipment within accounts payable and $44 million and $24 million related to construction retention accrued in other long-term liabilities, respectively.

Property and equipment are generally depreciated over the following estimated useful lives on a straight-line basis:

Buildings and improvements	20 to 40 years
Land improvements	10 to 20 years
Furniture and fixtures	3 to 20 years
Equipment	3 to 20 years

The Company evaluates its property and equipment and other long-lived assets for impairment based on its classification as held for sale or to be held and used.  Several criteria must be met before an asset is classified as held for sale, including that management with the appropriate authority commits to a plan to sell the asset at a reasonable price in relation to its fair value and is actively seeking a buyer. For assets held for sale, the Company recognizes the asset at the lower of carrying value or fair market value less costs to sell, as estimated based on comparable asset sales, offers received, or a discounted cash flow model.  For assets to be held and used, the Company reviews for impairment whenever indicators of impairment exist.  The Company then compares the estimated future cash flows of the asset, on an undiscounted basis, to the carrying value of the asset.  If the undiscounted cash flows exceed the carrying value, no impairment is indicated.  If the undiscounted cash flows do not exceed the carrying value, then an impairment is recorded based on the fair value of the asset, typically measured using a discounted cash flow model.  If an asset is still under development, future cash flows include remaining construction costs.  All recognized impairment losses, whether for assets held for sale or assets to be held and used, are recorded as operating expenses.  See Note 15 for information on recorded impairment charges.

Capitalized interest. The interest cost associated with major development and construction projects is capitalized and included in the cost of the project.  When no debt is incurred specifically for a project, interest is capitalized on amounts expended on the project using the weighted-average cost of the Company’s outstanding borrowings.  Capitalization of interest ceases when the project is substantially complete or development activity is suspended for more than a brief period.

Investments in and advances to unconsolidated affiliates. The Company has investments in unconsolidated affiliates accounted for under the equity method. Under the equity method, carrying value is adjusted for the Company’s share of the investees’ earnings and losses, amortization of certain basis differences, as well as capital contributions to and distributions from these companies. Distributions in excess of equity method earnings are recognized as a return of investment and recorded as investing cash inflows in the accompanying consolidated statements of cash flows. The Company classifies operating income and losses as well as gains and impairments related to its investments in unconsolidated affiliates as a component of operating income or loss, as the Company’s investments in such unconsolidated affiliates are an extension of the Company’s core business operations.

The Company evaluates its investments in unconsolidated affiliates for impairment whenever events or changes in circumstances indicate that the carrying value of its investment may have experienced an “other-than-temporary” decline in value. If such conditions exist, the Company compares the estimated fair value of the investment to its carrying value to determine if an impairment is indicated and determines whether the impairment is “other-than-temporary” based on its assessment of all relevant factors, including consideration of the Company’s intent and ability to retain its investment. The Company estimates fair value using a discounted cash flow analysis based on estimated future results of the investee and market indicators of terminal year capitalization rates, and a market approach that utilizes business enterprise value multiples based on a range of multiples from the Company’s peer group.  See Note 6 for results of the Company’s review of its investment in certain of its unconsolidated affiliates.

Goodwill and other intangible assets.  Goodwill represents the excess of purchase price over fair market value of net assets acquired in business combinations.  Goodwill and indefinite-lived intangible assets must be reviewed for impairment at least annually and between annual test dates in certain circumstances. The Company performs its annual impairment tests in the fourth quarter of each fiscal year.  An impairment of goodwill related to the MGM China reporting unit was recorded as a result of the annual impairment review in 2015. No impairments were indicated or recorded in 2014 and 2013.  See Note 7.

Goodwill for relevant reporting units is tested for impairment using a discounted cash flow analysis based on the estimated future results of the Company’s reporting units discounted using market discount rates and market indicators of terminal year capitalization rates, and a market approach that utilizes business enterprise value multiples based on a range of multiples from the Company’s peer group.  If the carrying value of the reporting unit exceeds its fair value, an indication of impairment exists and the Company must proceed to measure an impairment loss, if any.  To measure an impairment loss, the implied fair value of a reporting unit’s goodwill is compared to the carrying value of that goodwill.  The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to its assets and liabilities and the amount remaining, if any, is the implied fair value of goodwill.  If the implied fair value of goodwill is less than its carrying value then it must be written down to its implied fair value. License rights are tested for impairment using a discounted cash flow approach, and trademarks are tested for impairment using the relief-from-royalty method.  If the fair value of an indefinite-lived intangible asset is less than its carrying amount, an impairment loss is recognized equal to the difference.

Revenue recognition and promotional allowances.  Casino revenue is the aggregate net difference between gaming wins and losses, with liabilities recognized for funds deposited by customers before gaming play occurs (“casino front money”) and for chips in the customers’ possession (“outstanding chip liability”). Hotel, food and beverage, entertainment, retail and other operating revenues are recognized as services are performed and goods are provided.  Advance deposits on rooms and advance ticket sales are recorded as accrued liabilities until services are provided to the customer.

Gaming revenues are recognized net of certain sales incentives, including discounts and points earned in point-loyalty programs.  The retail value of hotel rooms, food and beverage, and other services furnished to guests without charge is included in gross revenue and then deducted as promotional allowances.  The estimated cost of providing promotional allowances is primarily included in casino expenses as follows:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Rooms	$112,313	$115,463	$111,842
Food and beverage	279,041	295,667	294,555
Entertainment, retail and other	39,388	39,673	39,606
	$430,742	$450,803	$446,003

Gaming promoters. A significant portion of the high-end (“VIP”) gaming volume at MGM Macau is generated through the use of gaming promoters, also known as junket operators. These operators introduce high-end gaming players to MGM Macau, assist these customers with travel arrangements, and extend gaming credit to these players. VIP gaming at MGM Macau is conducted by the use of special purpose nonnegotiable gaming chips. Gaming promoters purchase these nonnegotiable chips from MGM Macau and in turn sell these chips to their players. The nonnegotiable chips allow MGM Macau to track the amount of wagering conducted by each gaming promoters’ clients in order to determine VIP gaming play volume, or rolling chip turnover, which is the amount of nonnegotiable chips wagered and lost. In exchange for the gaming promoters’ services, MGM Macau compensates the gaming promoters through revenue-sharing arrangements or rolling chip turnover-based commissions. The estimated portion of the gaming promoter commissions that represent amounts passed through to VIP customers is recorded as a reduction of casino revenue, and the estimated portion retained by the gaming promoter for its compensation is recorded as casino expense.

Reimbursed expenses.  The Company recognizes costs reimbursed pursuant to management services as revenue in the period it incurs the costs.  Reimbursed costs related primarily to the Company’s management of CityCenter.

Loyalty programs.  The Company’s primary loyalty program is “M life” and is available to patrons at substantially all of the Company’s wholly owned and operated resorts and CityCenter. Members may earn points and/or Express Comps for their gaming play which can be redeemed at restaurants, box offices or the M life front desk at participating properties.  Points may also be redeemed for free slot play on participating machines. The Company records a liability based on the points earned multiplied by the redemption value, less an estimate for points not expected to be redeemed, and records a corresponding reduction in casino revenue. Customers also earn Express Comps based on their gaming play which can be redeemed for complimentary goods and services, including hotel rooms, food and beverage, and entertainment. The Company records a liability for the estimated costs of providing goods and services for Express Comps based on the Express Comps earned multiplied by a cost margin, less an estimate for Express Comps not expected to be redeemed and records a corresponding expense in the casino department. MGM Macau also has a loyalty program, whereby patrons earn rewards that can be redeemed for complimentary services, including hotel rooms, food and beverage, and entertainment.

Advertising.  The Company expenses advertising costs the first time the advertising takes place.  Advertising expense, which is generally included in general and administrative expenses, was $156 million for 2015 and 2014 and $153 million for 2013.

Corporate expense.  Corporate expense represents unallocated payroll, aircraft costs, professional fees and various other expenses not directly related to the Company’s casino resort operations.  In addition, corporate expense includes the costs associated with the Company’s evaluation and pursuit of new business opportunities, which are expensed as incurred.

Preopening and start-up expenses.  Preopening and start-up costs, including organizational costs, are expensed as incurred.  Costs classified as preopening and start-up expenses include payroll, outside services, advertising, and other expenses related to new or start-up operations.

Property transactions, net.  The Company classifies transactions such as write-downs and impairments, demolition costs, and normal gains and losses on the sale of assets as “Property transactions, net.”  See Note 15 for a detailed discussion of these amounts.

Redeemable noncontrolling interest.  In April 2015, MGM National Harbor issued non-voting economic interests in MGM National Harbor (“Interests”) to Radio One, Inc. (“Radio One”), a noncontrolling interest party, for a purchase price of $5 million. In addition, Radio One was given the right to make one additional capital contribution of up to $35 million prior to July 1, 2016 for the purchase of additional Interests.  In December 2015, MGM National Harbor issued Interests to 42 Gaming N.H., LLC (“42 Gaming”), a noncontrolling interest party, for a purchase price of $1.25 million. In addition, 42 Gaming was given the right to make one additional capital contribution of up to $8.75 million prior to July 1, 2016 for the purchase of additional Interests.

The Interests provide for annual preferred distributions by MGM National Harbor to Radio One and 42 Gaming based on a percentage of its annual net gaming revenue (as defined in the MGM National Harbor operating agreement). Such distributions will begin within ninety days after the end of the fiscal year in which the opening date of MGM National Harbor occurs, and after the end of each subsequent fiscal year. Also, beginning on the third anniversary of the last day of the calendar quarter in which the opening date of MGM National Harbor occurs (and on each subsequent anniversary thereof) Radio One and 42 Gaming will each have the ability to require MGM National Harbor to purchase all or a portion of their Interests for a purchase price based on a contractually agreed upon formula. Radio One and 42 Gaming also each have the right to sell back all or a portion of their Interests prior to such date if MGM National Harbor were to guarantee or grant liens to secure any indebtedness of the Company or its affiliates other than the indebtedness of MGM National Harbor.

The Company has recorded the Interests as “Redeemable noncontrolling interests” in the mezzanine section of the accompanying consolidated balance sheets and not stockholders’ equity because their redemption is not exclusively in the Company’s control. Interests are initially accounted for at fair value. Subsequently, the Company will recognize changes in the redemption value as they occur and adjust the carrying amount of the redeemable noncontrolling interests to equal the maximum redemption value, provided such amount does not fall below the initial carrying value, at the end of each reporting period. The Company will reflect any changes caused by such an adjustment in retained earnings or accumulated deficit.

Income (loss) per share of common stock.  The table below reconciles basic and diluted income (loss) per share of common stock.  Diluted net loss attributable to MGM Resorts International includes adjustments for the potentially dilutive effect on the Company’s equity interest in MGM China due to shares outstanding under the MGM China Share Option Plan.  Diluted weighted-average common and common equivalent shares includes adjustments for potential dilution of share-based awards outstanding under the Company’s stock compensation plans and the assumed conversion of convertible debt, unless the effect of inclusion of such shares would be antidilutive.

	Year Ended December 31,
	2015	2014	2013
Numerator:	(In thousands)
Net loss attributable to MGM Resorts International - basic	$(447,720)	$(149,873)	$(171,734)
Potentially dilutive effect due to MGM China Share Option Plan	—	(340)	(104)
Net loss attributable to MGM Resorts International - diluted	$(447,720)	$(150,213)	$(171,838)
Denominator:
Weighted-average common shares outstanding - basic and diluted	542,873	490,875	489,661
Antidilutive share-based awards excluded from the calculation of diluted earnings per share	18,276	19,254	18,468

The weighted-average common shares outstanding for the year ended December 31, 2015 included the weighted average impact of the $300 million 4.25% convertible senior notes issued in June 2011 and the $1.15 billion 4.25% convertible senior notes issued in April 2010 from the date of their conversion on April 15, 2015. The weighted-average impact of the assumed conversion of the convertible senior notes was excluded from the calculation of diluted earnings per share for the years ended December 31, 2015, 2014 and 2013 as their effect would be antidilutive.

Currency translation. The Company translates the financial statements of foreign subsidiaries that are not denominated in U.S. dollars.  Balance sheet accounts are translated at the exchange rate in effect at each balance sheet date. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments resulting from this process are recorded to other comprehensive income (loss).

Comprehensive income (loss). Comprehensive income (loss) includes net income (loss) and all other non-stockholder changes in equity, or other comprehensive income (loss). Elements of the Company’s accumulated other comprehensive income are reported in the accompanying consolidated statements of stockholders’ equity, and the cumulative balance of these elements consisted of the following:

	December 31,
	2015	2014
	(In thousands)
Currency translation adjustments	$27,167	$23,440
Other comprehensive income from unconsolidated affiliates	—	672
Accumulated other comprehensive income	27,167	24,112
Less: Currency translation adjustment attributable to noncontrolling interests	(13,145)	(11,121)
Accumulated other comprehensive income attributable to MGM Resorts International	$14,022	$12,991

Recently issued accounting standards. On February 25, 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-02, “Leases (Topic 842),” (“ASU 2016-02”), which replaces the existing guidance in Accounting Standard Codification 840, Leases. ASU 2016-02 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. ASU 2016-02 requires a dual approach for lessee accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases will result in the lessee recognizing a right-of-use (“ROU”) asset and a corresponding lease liability. For finance leases the lessee would recognize interest expense and amortization of the ROU asset and for operating leases the lessee would recognize a straight-line total lease expense. The Company is currently assessing the impact that adoption of this guidance will have on its consolidated financial statements and footnote disclosures.

In August 2015, the FASB issued Accounting Standards Update No. 2015-14, “Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date,” which defers the effective date of Accounting Standards Update No. 2014-09, “Revenue From Contracts With Customers,” (“ASU 2014-09”) to the fiscal year, and interim periods within the year, beginning on or after December 15, 2017. FASB ASU 2014-09 outlines a new, single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This new revenue recognition model provides a five-step analysis in determining when and how revenue is recognized. Additionally, the new model will require revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration a company expects to receive in exchange for those goods or services. The Company is currently assessing the impact that adoption of this guidance will have on its consolidated financial statements and footnote disclosures.

In July 2015, the FASB issued Accounting Standards Update No. 2015-11, “Simplifying the Measurement of Inventory,” (“ASU 2015-11”), effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. ASU 2015-11 requires inventory that is measured using first-in, first-out (FIFO) or average cost method to be measured “at the lower of cost and net realizable value,” thereby simplifying the current guidance under which an entity must measure inventory at the lower of cost or market (market in this context is defined as one of three different measures). ASU No. 2015-11 will not apply to inventories that are measured by using either the LIFO method or the retail inventory method. The Company is currently assessing the impact that adoption of ASU 2015-11 will have on its consolidated financial statements and footnote disclosures.

In February 2015, the FASB issued Accounting Standards Update No. 2015-02, “Amendments to the Consolidation Analysis,” (“ASU 2015-02”), which is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. ASU 2015-02 amends: the assessment of whether a limited partnership is a variable interest entity; the effect that fees paid to a decision maker have on the consolidation analysis; how variable interests held by a reporting entity’s related parties or de facto agents affect its consolidation conclusion; and for entities other than limited partnerships, clarifies how to determine whether the equity holders as a group have power over an entity. The adoption of ASU 2015-02 will not have a material impact on the Company’s consolidated financial statements and footnote disclosures.

During 2015, the Company early adopted Accounting Standard Update No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs,” (“ASU 2015-03”), which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The amortization of such costs will continue to be reported as interest expense. In addition, in accordance with ASU No. 2015-15, “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements: Amendments to SEC Paragraph Pursuant to Staff Announcement at June 18, 2015 EITF Meeting,” (“ASU 2015-15”), which was adopted concurrent with ASU 2015-03, the Company will continue to present the debt issuance costs associated with the Company's revolving credit facilities as other assets included within the Company's consolidated balance sheets and continue amortizing those deferred costs over the term of the related facilities. ASU 2015-03 requires the new guidance to be applied on a retrospective basis. Accordingly, as of December 31, 2015 and 2014, the Company reclassified $118 million and $109 million, respectively, of debt issuance costs in the accompanying consolidated balance sheets.

During the fourth quarter of 2015, the Company early adopted on a prospective basis FASB Accounting Standards Update No. 2015-17, “Balance Sheet Classification of Deferred Taxes,” (“ASU 2015-17”).  ASU 2015-17 requires that deferred tax liabilities and assets, along with any related valuation allowance, be classified as noncurrent in a classified statement of financial position. The amendments in ASU 2015-17 may be applied on either a prospective or retrospective basis. The Company had a current deferred tax liability of $62 million for the year ended December 31, 2014. The Company adopted ASU 2015-17 on a prospective basis, and accordingly the prior periods have not been retrospectively adjusted in the accompanying financial statements.